UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2006
POLYMEDICA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-19842	04-3033368

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

11 State Street, Woburn, Massachusetts	01801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 933-2020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release, dated January 26, 2006, of PolyMedica Corporation

Item 2.02.  Results of Operations and Financial Condition

      On January 26, 2006, PolyMedica Corporation (the “Company”) announced its financial results for the quarter ended December 31, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
     (d)  Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 26, 2006, of PolyMedica Corporation

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDICA CORPORATION

Date: January 26, 2006	By: /s/ Devin J. Anderson
Devin J. Anderson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 26, 2006, of PolyMedica Corporation